Exhibit 10.1

EXECUTION VERSION

FIFTH AMENDMENT TO CREDIT AGREEMENT

FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”) dated as of July 23, 2013, among Walter Energy, Inc., a Delaware corporation, Western Coal ULC, an unlimited liability corporation existing under the laws of the Canadian province of British Columbia, Walter Energy Canada Holdings, Inc., a corporation existing under the laws of the Canadian province of British Columbia (together with Walter Energy, Inc. and Western Coal ULC, collectively, the “Borrowers”), the Subsidiary Guarantors party hereto, the Lenders party hereto from time to time and Morgan Stanley Senior Funding, Inc., as Administrative Agent.  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Borrowers, the Lenders and Morgan Stanley Senior Funding, Inc., as Administrative Agent are parties to that certain Credit Agreement, dated as of April 1, 2011 (as amended by the First Amendment to Credit Agreement dated as of January 20, 2012, as further amended by the Second Amendment to Credit Agreement dated as of August 16, 2012, as further amended by the Third Amendment to Credit Agreement dated as of October 29, 2012, as further amended by the Fourth Amendment to Credit Agreement dated as of  March 21, 2013, and as further amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, Walter Energy, Inc., the U.S. Subsidiary Guarantors party thereto from time to time and Morgan Stanley Senior Funding, Inc., as Collateral Agent are parties to that certain U.S. Guaranty and Collateral Agreement, dated as of April 1, 2011 (as amended, modified and/or supplemented to, but not including, the date hereof, the “U.S. Guaranty and Collateral Agreement”); and

WHEREAS, subject to the terms and conditions of this Fifth Amendment, the parties hereto wish to amend the Credit Agreement and the U.S. Guaranty and Collateral Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.                                        Amendments and Modifications to Credit Agreement.

1.              The definition of “Applicable Margin” appearing in Section 1.01 of the Credit Agreement is hereby replaced in its entirety with the following:

““Applicable Margin” shall mean (I) prior to the Fifth Amendment Effective Date, with respect to the A Term Loans, B Term Loans, Revolving Loans and Swingline Loans, the applicable rates set forth in the definition of “Applicable Margin” without giving effect to the Fifth Amendment and (II) thereafter, a percentage per annum initially equal to:

(i)                                     in the case of A Term Loans maintained as (A) Base Rate Loans, 4.50%, and (B) LIBOR Loans, 5.50%;

(ii)                                  in the case of B Term Loans maintained as (A) Base Rate Loans, 4.75% and (B) LIBOR Loans, 5.75%;

(iii)                               in the case of Revolving Loans maintained as (A) Base Rate Loans, 4.50% (B) LIBOR Loans, 5.50%, (C) Canadian Prime Rate Loans, 4.50% and (D) Canadian CDOR Rate Loans, 5.50%; and

(iv)                              in the case of Swingline Loans, maintained as (A) Base Rate Loans, 4.50% and (B) Canadian Prime Rate Loans, 4.50%.

From and after each day of delivery of any certificate delivered in accordance with the first sentence of the following paragraph indicating an entitlement to a different margin for any Revolving Loans or Swingline Loans than that described in the immediately preceding sentence (each, a “Start Date”) to and including the applicable End Date described below, the Applicable Margins for such Tranches of Loans (hereinafter, the “Adjustable Applicable Margins”) shall be those set forth below opposite the Total Leverage Ratio indicated to have been achieved in any certificate delivered in accordance with the following sentence:

Total Leverage Ratio	Revolving Loan LIBOR Margin	Revolving Loan and Swingline Loan Base Rate Margin	Revolving Loan CDOR Rate Margin	Revolving Loan and Swingline Loan Canadian Prime Rate Margin

Greater than 4.50 to 1.00	5.50%	4.50%	5.50%	4.50%
Greater than 3.75 to 1.00 but less than or equal to 4.50 to 1.00	5.25%	4.25%	5.25%	4.25%
Greater than 3.00 to 1.00 but less than or equal to 3.75 to 1.00	5.00%	4.00%	5.00%	4.00%
Greater than 2.50 to 1.00 but less than or equal to 3.00 to 1.00	4.75%	3.75%	4.75%	3.75%
Less than or equal to 2.50 to 1.00	4.50%	3.50%	4.50%	3.50%

The Total Leverage Ratio used in a determination of Adjustable Applicable Margins shall be determined based on the delivery of a certificate of the U.S. Borrower (each, a “Quarterly Pricing Certificate”) by an Authorized Officer of the U.S. Borrower to the Administrative Agent (with a copy to be sent by the Administrative Agent to each Lender), within 45 days of the last day of any Fiscal Quarter of the U.S. Borrower, and within 90 days of the last day of the Fiscal Year which certificate shall set forth the calculation of the Total Leverage Ratio as at the last day of the Test Period ended immediately prior to the relevant Start Date.  The Adjustable Applicable Margins so determined shall apply, except as set forth in the succeeding sentence, from the relevant Start Date to the date on which the next certificate is delivered to the Administrative Agent (such date, the “End Date”).  Notwithstanding anything to the contrary contained above in this definition, the Adjustable Applicable Margins shall be the highest adjustable applicable margins set forth in the chart above for the respective Tranche at all times during which there shall exist any Event of Default.

Notwithstanding anything to the contrary contained above in this definition or elsewhere in this Agreement, if it is subsequently determined that the Total Leverage Ratio set forth in any Quarterly Pricing Certificate delivered for any period is inaccurate for any reason and the result thereof is that the Lenders received interest or fees for any period based on an Applicable Margin that is less than that which would have been applicable had the Total Leverage Ratio been accurately determined, then, for all purposes of this Agreement, the “Applicable Margin” for any day occurring within the period covered by such Quarterly Pricing Certificate shall retroactively be deemed to be the relevant percentage as based upon the accurately determined Total Leverage Ratio for such period, and any shortfall in the interest or fees theretofore paid by the Borrowers for the relevant period pursuant to Sections 2.08(a) and (b) and 4.01(b) as a result of the miscalculation of the Total Leverage Ratio shall be deemed to be (and shall be) due and payable under the relevant provisions of Section 2.08(a) or (b) or Section 4.01(b), as applicable, at the time the interest or fees for such period were required to be paid pursuant to said Section on the same basis as if the Total Leverage Ratio had been accurately set forth in such Quarterly Pricing Certificate (and shall remain due and payable until paid in full, together with all amounts owing under Section 2.08(d), in accordance with the terms of this Agreement).”

2.              The definition of “Senior Secured Leverage Ratio” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the following text immediately preceding the text “to (y)” appearing therein:

“in an aggregate amount not to exceed $240,000,000 plus the Current Portion of any Indebtedness outstanding on such date”.

3.              The definition of “Total Leverage Ratio” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the following text immediately preceding the text “to (y)” appearing therein:

“in an aggregate amount not to exceed $240,000,000 plus the Current Portion of any Indebtedness outstanding on such date”.

4.              Clause (y) of the definition of “Unrestricted” appearing in Section 1.01 of the Credit Agreement is hereby replaced in its entirety with the following “Liens permitted by Sections 10.01(i), (iv), (xvii) and (xxvi)”.

5.              Section 1.01 of the Credit Agreement is hereby amended by inserting in the appropriate alphabetical order the following new definitions:

“Aggregate Unutilized Revolving Loan Commitment” shall mean the Revolving Loan Commitment at such time less the sum of (i) the aggregate outstanding principal amount of all Revolving Loans at such time and (ii) the Letter of Credit Outstandings at such time.

“Current Portion” shall mean, with respect to any Indebtedness, as of any date, that portion of such Indebtedness that is due and payable within thirteen months.

“Fifth Amendment” shall mean that certain Fifth Amendment to this Agreement, dated as of July 23, 2013, by and among, the Borrowers, the Subsidiary Guarantors party thereto, the Lenders party thereto and the Administrative Agent.”

“Fifth Amendment Effective Date” shall have the meaning provided in the Fifth Amendment.”

6.              Section 4.01(f) of the Credit Agreement is hereby restated in its entirety as follows:

“(f)           At the time of (x) any voluntary prepayment of B Term Loans pursuant to Section 5.01(a), (y) any mandatory repayment of B Term Loans required pursuant to Section 5.02(c)(z) and/or (z) any amendment of this Agreement resulting in a Repricing Event, in each case prior to the eighteen month anniversary of the Fifth Amendment Effective Date, the U.S.

Borrower agrees to pay to the Administrative Agent, for the ratable account of each Lender with B Term Loans (including, with respect to clause (z) above, each Lender that withholds its consent to such Repricing Event and is replaced as a Replaced Lender under Section 2.13), a prepayment fee (I) in the case of clauses (x) and (y) above, on the principal amount so prepaid or repaid and (II) in the case of clause (z), on the principal amount of such B Term Loans outstanding immediately prior to such amendment, in each case, equal to as follows:

(A)                               2.0%, if such prepayment, repayment or amendment occurs on or after the Fifth Amendment Effective but on or prior to the six month anniversary of the Fifth Amendment Effective Date; and

(B)                               1.0% if such prepayment, repayment or amendment occurs after the six month anniversary of the Fifth Amendment Effective Date but prior to the eighteen month anniversary of the Fifth Amendment Effective Date.

Such prepayment fees shall be earned, due and payable upon the date of the (x) prepayment or repayment or (y) the effectiveness of the amendment, as applicable.”

7.              Section 5.01(a) of the Credit Agreement is hereby amended by replacing sub-clause (vi) appearing therein in its entirety with the following:

“(vi) any prepayment of B Term Loans made during the period commencing on the Fifth Amendment Effective Date and ending on the date occurring eighteen months following the Fifth Amendment Effective Date shall be accompanied by the payment of the fee described in Section 4.01(f).”.

8.              Section 5.02(c) of the Credit Agreement is hereby amended by (1) deleting the text “and/or” appearing immediately prior to the text “(y)” appearing there in and inserting the text “,” in lieu thereof and (2) inserting the following new text immediately after the text “respective incurrence of Indebtedness” appearing in clause (y) of such Section:

“ and/or (z) any issuance or incurrence by the U.S. Borrower or any of its Subsidiaries of Indebtedness pursuant to Section 10.04(xviii), an amount equal to 100% of the Net Cash Proceeds of the respective incurrence or issuance of Indebtedness; provided, that the mandatory repayment requirement set forth in this clause (z) shall not apply to the first $250,000,000 of such Indebtedness incurred by the U.S. Borrower and its Subsidiaries pursuant to Section 10.04(xviii) after the Fifth Amendment Effective Date”

9.              Section 10.02 of the Credit Agreement is hereby amended by (1) deleting the text “and” appearing immediately after clause (xix) thereof, (2) deleting the period appearing immediately after clause (xx) thereof and inserting “;and” lieu thereof and (3) inserting the following text :

“(xxi) the U.S. Borrower and its Subsidiaries may sell assets to charitable or not for profit institutions; provided that the aggregate consideration for all Dispositions made pursuant to this clause (xxi) shall not exceed $2,000,000 since the Effective Date.”

10.       Section 10.03(iv) of the Credit Agreement is hereby replaced in its entirety with the following:

“(iv)                        the U.S. Borrower may pay cash Dividends on the U.S. Borrower Common Stock at the end of each Fiscal Quarter in an aggregate amount not to exceed (x) if the Senior Secured

Leverage Ratio is greater than 4.50:1.00 for the Test Period most recently ended for which financial statements have been delivered to the Lenders pursuant to Section 9.01(a) or (b), as applicable, the lesser of (I) $0.01 per each share of the U.S. Borrower’s Common Stock issued and outstanding at such time and (II) $35,000,000 less the aggregate amount of cash Dividends paid pursuant to this Section 10.03(iv) during the Fiscal Year of which such Fiscal Quarter is a part and (y) if the Senior Secured Leverage Ratio is less than or equal to 4.50:1.00 for the Test Period most recently ended for which financial statements have been delivered to the Lenders pursuant to Section 9.01(a) or (b), as applicable, $35,000,000 less the aggregate amount of cash Dividends paid pursuant to this Section 10.03(iv) during the Fiscal Year of which such Fiscal Quarter is a part; provided that, in each case, no Default or Event of Default then exists or would result therefrom;”

11.  Section 10.04(xviii) of the Credit Agreement is hereby replaced in its entirety with the following:

“(xviii)  so long as no Default or Event of Default then exists or would result therefrom, additional unsecured Indebtedness incurred by the U.S. Borrower and its Subsidiaries; provided that the aggregate amount of Indebtedness incurred pursuant to this Section 10.04(xviii) in excess of $250,000,000 shall be subject to the prepayment requirement set forth in Section 5.02(c);”

12.  Section 10.07 of the Credit Agreement is hereby restated in its entirety as follows:

“10.07.   Interest Expense Coverage Ratio.  Commencing with the Fiscal Quarter ending March 31, 2015, the U.S. Borrower will not permit the Interest Expense Coverage Ratio for any Test Period ending on the last day of a Fiscal Quarter of the U.S. Borrower set forth below to be less than the ratio set forth opposite such Fiscal Quarter below:

Fiscal Quarter Ending	Ratio
March 31, 2015	1.25:1.00
June 30, 2015	1.50:1.00
September 30, 2015	2.00:1.00
December 31, 2015	2.00:1.00
March 31, 2016 and each Fiscal Quarter ending thereafter	2.50:1.00

13.  Section 10.08 of the Credit Agreement is hereby restated in its entirety as follows:

“10.08.   Senior Secured Leverage Ratio.  Commencing with Fiscal Quarter ending June 30, 2014, the U.S. Borrower will not permit the Senior Secured Leverage Ratio as of the last day of any Fiscal Quarter set forth below to be greater than the ratio set forth opposite such Fiscal Quarter below:

Fiscal Quarter Ending	Ratio
June 30, 2014	8.00:1.00
September 30, 2014	7.50:1.00
December 31, 2014	6.50:1.00
March 31, 2015	5.50:1.00
June 30, 2015	5.00:1.00
September 30, 2015	4.50:1.00
December 31, 2015 and each Fiscal Quarter ending thereafter	3.75:1.00

14.  Section 10 of the Credit Agreement is hereby amended by inserting the following new Section 10.11 to the end thereof:

“10.11.   Minimum Liquidity Requirement.  The U.S. Borrower shall not permit (i) at the end of any Fiscal Quarter on or prior to June 30, 2014, the sum of (x) the Aggregate Unutilized Revolving Loan Commitment and (y) the aggregate amount of Unrestricted cash and Cash Equivalents of the U.S. Borrower and its Subsidiaries to be less than $225,000,000 and (ii) at the end of any Fiscal Quarter after June 30, 2014, at any time the Senior Secured Leverage Ratio is greater than 5.50:1.00 for the Test Period most recently ended for which financial statements have been delivered to the Lenders pursuant to Section 9.01(a) or (b), as applicable, the sum of (x) the Aggregate Unutilized Revolving Loan Commitment and (y) the aggregate amount of Unrestricted cash and Cash Equivalents of the U.S. Borrower and its Subsidiaries to be less than $225,000,000.”

15.  Section 10 of the Credit Agreement is hereby amended by inserting the following new Section 10.12 to the end thereof:

“10.12.   Capital Expenditures.  (a) The U.S. Borrower and its Subsidiaries will not make any Capital Expenditures during the Fiscal Year ending December 31, 2013 and the Fiscal Year ending December 31, 2014, in excess of (x) with respect to the Fiscal Year ending December 31, 2013, $175,000,000 and (y) with respect to the Fiscal Year ending December 31, 2014, $200,000,000.

(b)           In addition to the foregoing, in the event that the amount of Capital Expenditures permitted to be made by the U.S. Borrower pursuant to clause (a) above (before giving effect to any increase in such permitted Capital Expenditure amount pursuant to this clause (b)) is greater than the amount of Capital Expenditures actually made by the U.S. Borrower during such Fiscal Year, the lesser of (x) such excess and (y) $20,000,000 may be carried forward and utilized to make Capital Expenditures in the immediately succeeding Fiscal Year.”

II.        Amendments to U.S. Guaranty and Collateral Agreement.

1.     The definition of “Obligations” contained in Section 1.02 of the U.S. Guaranty and Collateral Agreement is hereby amended by inserting the following new text immediately after the text ““Other Obligations”” appearing therein:

“, provided, that in no circumstances shall Excluded Swap Obligations constitute such Other Obligations”.

2.     Section 1.02 of the U.S. Guaranty and Collateral Agreement is hereby amended by inserting in the appropriate alphabetical order the following new definitions:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” means,  with  respect  to  any  Guarantor,  (a) any  Swap Obligation  if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order  of   the  Commodity  Futures  Trading  Commission   (or  the   application   or   official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guaranty of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation and (b) any other Swap Obligation (i) to the extent all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under applicable law and (ii) such Swap Obligation is designated as an “Excluded Swap Obligation” of such Guarantor as specified in any agreement between the relevant Loan Parties and counterparty applicable to such Swap Obligations. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes illegal.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Guarantor  that at the time the relevant Guaranty or grant of the  relevant Lien becomes effective with respect to such Swap Obligation, has total assets exceeding $10,000,000 or otherwise constitutes an “eligible  contract participant” under the Commodity Exchange Act or any regulations promulgated  thereunder and can cause another person to qualify as an “eligible contract participant” at such  time by entering into an agreement under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

3.     Article II of the U.S. Guaranty and Collateral Agreement is hereby amended by adding the following new Section 2.07 to the end thereof:

“2.07. Cross-Guaranty. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under this Agreement in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2.07 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.07, or otherwise under this Agreement, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the Termination Date. Each Qualified ECP Guarantor intends that this Section 2.07 constitute, and this Section 2.07 shall be deemed to constitute, an “agreement” for the benefit of each other Grantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

III.      Miscellaneous Provisions.

1.     In order to induce the Lenders to enter into this Fifth Amendment, the Borrowers hereby represent and warrant that:

(a)           no Default or Event of Default exists as of the Fifth Amendment Effective Date (as defined below), both before and immediately after giving effect to this Fifth Amendment; and

(b)           all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Fifth Amendment Effective Date, both before and after giving effect to this Fifth Amendment, with the same effect as though such representations and warranties had been made on and as of the Fifth Amendment Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date).

2.     This Fifth Amendment is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Credit Agreement, the U.S. Guaranty and Collateral Agreement, any other Credit Documents or any of the other instruments or agreements referred to therein or (ii) prejudice any right or rights which any of the Lenders or the Administrative Agent now have or may have in the future under or in connection with the Credit Agreement, the U.S. Guaranty and Collateral Agreement, any other Credit Documents or any of the other instruments or agreements referred to therein.

3.     By executing and delivering a counterpart hereof, the Borrowers and each Subsidiary Guarantor hereby agrees that all Loans shall be guaranteed and secured pursuant to and in accordance with the terms and provisions of each of the U.S. Guaranty and Collateral Agreement (as amended herein) and the Canadian Guaranty and Collateral Agreement and the other Security Documents in accordance with the terms and provisions thereof.

4.     This Fifth Amendment may be executed in any number of counterparts (including by way of facsimile or other electronic transmission) and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts shall be lodged with the Borrowers and the Administrative Agent.

5.     THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

6.     This Fifth Amendment shall become effective on the date (the “Fifth Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i)            no Default or Event of Default exists as of the Fifth Amendment Effective Date, both before and immediately after giving effect to this Fifth Amendment;

(ii)           all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Fifth Amendment Effective Date, both before and after giving effect to this Fifth Amendment, with the same effect as though such representations and warranties had been made on and as of the Fifth Amendment Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date);

(iii)          the Borrowers and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to LendAmend LLC (facsimile number: 310-388-0370 / e-mail address: WalterEnergy@lendamend.com / online submission at www.LendAmend.com); and

(iv)          the Borrowers shall have paid to the Administrative Agent (or its applicable affiliate) all fees (other than the Amendment Fee (as defined below), which shall be paid in accordance with Section 7 below), costs and expenses (including, without limitation, reasonable legal fees and expenses) payable to the Administrative Agent (or its applicable affiliate) to the extent then due.

7.     The Borrowers hereby agree that, so long as the Fifth Amendment Effective Date occurs, they shall pay to the Administrative Agent on behalf of each Lender which delivers to the Administrative Agent (or its counsel) an executed counterpart hereof by 12:00 Noon (New York City time) on July 23, 2013 (or, if later, on the Fifth Amendment Effective Date), a non-refundable cash fee (the “Amendment Fee”) in Dollars in an amount equal to the sum of (x) 75.0 basis points (0.75%) of the sum of the aggregate principal amount of such Lender’s A Term Loans and the Revolving Loan Commitment of such Lender outstanding or in effect, as applicable, as of the Fifth Amendment Effective Date and (y) 100.0 basis points (1.00%) of the aggregate principal amount of such Lender’s B Term Loans outstanding as of the Fifth Amendment Effective Date.  The Amendment Fee shall be paid by the Borrowers to the Administrative Agent for distribution to the relevant Lenders not later than the Business Day following the Fifth Amendment Effective Date.

8.     This Fifth Amendment shall constitute a “Credit Document” for purposes of the Credit Agreement and the other Credit Documents.

9.     From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

*      *      *

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fifth Amendment to be duly executed and delivered as of the date first above written.

WALTER ENERGY, INC.

By:	/s/ Michael Griffin
Name:	Michael Griffin
Title:	Assistant Treasurer and Interim Treasurer

WESTERN COAL ULC

By:	/s/ Michael Griffin
Name:	Michael Griffin
Title:	Treasurer

WALTER ENERGY CANADA HOLDINGS, INC.

By:	/s/ Michael Griffin
Name:	Michael Griffin
Title:	Treasurer

PINE VALLEY COAL LTD.

By:	/s/ Michael Griffin
Name:	Michael Griffin
Title:	Treasurer

0541237 B.C. LTD.

By:	/s/ Michael Griffin
Name:	Michael Griffin
Title:	Treasurer

[Signature Page to Fifth Amendment to Walter Energy Credit Agreement]

WOLVERINE COAL ULC

By:	/s/ Michael Griffin
Name:	Michael Griffin
Title:	Treasurer

WALTER ENERGY HOLDINGS, LLC

By:	/s/ Michael Griffin
Name:	Michael Griffin
Title:	Treasurer

BLUE CREEK SALES, INC.

By:	/s/ Michael Griffin
Name:	Michael Griffin
Title:	Treasurer

CLEARWATER ENERGY, INC.

By:	/s/ Michael Griffin
Name:	Michael Griffin
Title:	Treasurer

HAMER PROPERTIES, INC.

By:	/s/ Michael Griffin
Name:	Michael Griffin
Title:	Treasurer

J.W. WALTER, INC.

By:	/s/ Michael Griffin
Name:	Michael Griffin
Title:	Treasurer

[Signature Page to Fifth Amendment to Walter Energy Credit Agreement]

J.W.I. HOLDINGS CORPORATION

By:	/s/ Michael Griffin
Name:	Michael Griffin
Title:	Treasurer

JIM WALTER RESOURCES, INC.

By:	/s/ Michael Griffin
Name:	Michael Griffin
Title:	Treasurer

LAND HOLDINGS CORPORATION

By:	/s/ Michael Griffin
Name:	Michael Griffin
Title:	Treasurer

TAFT COAL SALES & ASSOCIATES, INC.

By:	/s/ Michael Griffin
Name:	Michael Griffin
Title:	Treasurer

TUSCALOOSA RESOURCES, INC.

By:	/s/ Michael Griffin
Name:	Michael Griffin
Title:	Treasurer

WALTER BLACK WARRIOR BASIN LLC

By:	/s/ Michael Griffin
Name:	Michael Griffin
Title:	Treasurer

[Signature Page to Fifth Amendment to Walter Energy Credit Agreement]

WALTER COKE, INC.

By:	/s/ Michael Griffin
Name:	Michael Griffin
Title:	Treasurer

WALTER EXPLORATION & PRODUCTION LLC

By:	/s/ Michael Griffin
Name:	Michael Griffin
Title:	Treasurer

WALTER LAND COMPANY

By:	/s/ Michael Griffin
Name:	Michael Griffin
Title:	Treasurer

WALTER MINERALS, INC.

By:	/s/ Michael Griffin
Name:	Michael Griffin
Title:	Treasurer

WALTER NATURAL GAS, LLC

By:	/s/ Michael Griffin
Name:	Michael Griffin
Title:	Treasurer

WALTER CANADIAN COAL PARTNERSHIP,
by its managing partner, Walter Canadian Coal ULC

By:	/s/ Michael Griffin
Name:	Michael Griffin
Title:	Treasurer

[Signature Page to Fifth Amendment to Walter Energy Credit Agreement]

CAMBRIAN ENERGYBUILD HOLDINGS ULC

By:	/s/ Michael Griffin
Name:	Michael Griffin
Title:	Treasurer

WILLOW CREEK COAL ULC

By:	/s/ Michael Griffin
Name:	Michael Griffin
Title:	Treasurer

WILLOW CREEK COAL PARTNERSHIP,
by its managing partner, Willow Creek Coal ULC

By:	/s/ Michael Griffin
Name:	Michael Griffin
Title:	Treasurer

WALTER CANADIAN COAL ULC

By:	/s/ Michael Griffin
Name:	Michael Griffin
Title:	Treasurer

WOLVERINE COAL PARTNERSHIP,
by its managing partner, Wolverine Coal ULC

By:	/s/ Michael Griffin
Name:	Michael Griffin
Title:	Treasurer

BRULE COAL ULC

By:	/s/ Michael Griffin
Name:	Michael Griffin

[Signature Page to Fifth Amendment to Walter Energy Credit Agreement]

Title:	Treasurer

BRULE COAL PARTNERSHIP,
by its managing partner, Brule Coal ULC

By:	/s/ Michael Griffin
Name:	Michael Griffin
Title:	Treasurer

[Signature Page to Fifth Amendment to Walter Energy Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and Collateral Agent

By:	/s/ James R. Pearson
Name:	Robbie Pearson
Title:	Authorized Signatory

[Signature Page to Fifth Amendment to Walter Energy Credit Agreement]